EXHIBIT 32.2

                        CERTIFICATION OF PERIODIC REPORT



I, R. B. Harris, Acting Financial Officer/Director of Royal Holiday Mobile Estates ( the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2002 (the " Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m or 78o (d); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:    September 22, 2003




                                            /s/ R. B. Harris
                                            -----------------------
                                             R. B. Harris, Acting Financial
                                             Officer/Director